                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lee R. Mitau, Susan E. Lester and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

               Signature                                     Title                                 Date
               ---------                                     -----                                 ----

/s/ John F. Grundhofer                      Chairman, President, Chief Executive              April 23, 1999
----------------------------------------    Officer and Director
John F. Grundhofer                          (principal executive officer)


/s/ Susan E. Lester                         Executive Vice President and Chief                April 23, 1999
----------------------------------------    Financial Officer (principal financial
Susan E. Lester                             officer)


/s/ Terrance R. Dolan                       Senior Vice President and Controller              April 23, 1999
----------------------------------------    (principal accounting officer)
Terrance R. Dolan


/s/ Linda L. Ahlers                         Director                                          April 23, 1999
----------------------------------------
Linda L. Ahlers


                                            Director
----------------------------------------
Harry L. Bettis


/s/ Arthur D. Collins, Jr.                  Director                                          April 23, 1999
----------------------------------------
Arthur D. Collins, Jr.


/s/ Peter H. Coors                          Director                                          April 23, 1999
----------------------------------------
Peter H. Coors


/s/ Robert L. Dryden                        Director                                         February 17, 1999
----------------------------------------
Robert L. Dryden


/s/ Joshua Green III                        Director                                         February 17, 1999
----------------------------------------
Joshua Green III


/s/ Delbert W. Johnson                      Director                                          April 23, 1999
----------------------------------------
Delbert W. Johnson


/s/ Jerry W. Levin                          Director                                          April 23, 1999
----------------------------------------
Jerry W. Levin


/s/ Edward J. Phillips                      Director                                         February 17, 1999
----------------------------------------
Edward J. Phillips



/s/ Paul A. Redmond                         Director                                          April 23, 1999
----------------------------------------
Paul A. Redmond


/s/ Richard G. Reiten                       Director                                         February 17, 1999
----------------------------------------
Richard G. Reiten


/s/ S. Walter Richey                        Director                                          April 23, 1999
----------------------------------------
S. Walter Richey


/s/ Warren R. Staley                        Director                                         February 17, 1999
----------------------------------------
Warren R. Staley
